UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2006

CONIHASSET CAPITAL
PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-52011 (Commission File Number)	20-4414490 (I.R.S. Employer Identification No.)

21 Custom House Street, 9th Floor
Boston, MA 02110
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 320-8347

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to the issuance of Conihasset Capital Partners, Inc.’s (the "Company") audited consolidated statement of assets and liabilities as of March 31, 2006 and the related consolidated statements of operations, cash flows and changes in net assets and financial highlights, for the period of inception (March 1, 2006) through March 31, 2006 and the auditor’s report thereon dated May 1, 2006, the Company became aware that those consolidated financial statements did not reflect the proper accounting and required a restatement for its wholly-owned subsidiary. Therefore, the prior consolidated financial statements as filed with the Securities and Exchange Commission (the "SEC") should not be relied upon.

The Company determined that it had accounted for the consolidation of its wholly-owned subsidiary, Conihasset Management Investment, Inc. (“CMI”), in error. CMI is not a registered investment company and, therefore, does not qualify for consolidation with the Company pursuant to the rules and regulations of the SEC which precludes the Company, which elected to be regulated as a business development company under the Investment Company Act of the 1940, to consolidate a subsidiary which is not itself a registered investment company.

The Company has restated its statement of assets and liabilities, schedule of investments, and financial highlights as of March 31, 2006 and the statements of operations, changes in net assets and cash flows for the period from inception (March 1, 2006) through March 31, 2006 to correctly reflect its accounting for CMI.

Additionally, subsequent to the original filing of the Company’s financial statements for inclusion in the Company's Registration Statement on Form 10 (the "Form 10"), the Company revised its valuation of the shares of stock that it originally issued. The effect of this revision was the reduction in shares issued and outstanding from 150,100 to 30,020.

The following is a summary of the line items impacted by the restatement for the March 31, 2006 statements of assets and liabilities and operations:

	As Previously
	Reported	Adjustments		As Restated

Investment	$100,000	$(5,000)	(1)	$95,000
Investment in subsidiary	-	5,000	(1)	5,000

Common stock	150	(120)	(2)	30
Additional paid-in capital	125,467	120	(2)	125,587
Net asset value per share	0.61	2.46	(2)	3.07
Decrease in net assets resulting from operations attributable to common stockholders	3.44	13.76	(2)	17.18
Weighted average shares of common stock outstanding, basic and diluted	9,755	(7,804)	(2)	1,951

(1)	Represents the result of deconsolidation of a subsidiary.
(2)	Represents the change in number of common shares issued and outstanding from 150,100 to 30,020 and the related change in issuance price.

In the original auditor’s report the auditor expressed an unqualified opinion on the Company's consolidated audited balance sheet as of March 31, 2006 and the related consolidated statements of operations, cash flows and changes in net assets and financial highlights, for the period of inception (March 1, 2006) through March 31, 2006 and the auditor’s report thereon dated May 1, 2006, and the auditor’s opinion on the revised statements as expressed in the Form 10, remains unqualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONIHASSET CAPITAL PARTNERS, INC.

Date: August 7, 2006	By:	/s/ Richard D. Bailey
Richard D. Bailey
President and Chief Executive Officer